UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

          Date of Report (Date of earliest event reported): February 10, 2004
                          --------------------------



                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



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


Item No. 5     Press release dated 10 February, 2004 - Re Agreement

                        MARCONI PROVIDES NEW TECHNOLOGY
                           FOR TELECOM ITALIA NETWORK


  New functionality for transmission of data over SDH allows Telecom Italia to optimise network infrastructure and respond to growing broadband demand

London, 10 February 2004 - Marconi Corporation plc (London: MONI and Nasdaq:
MRCIY) today announced that it has been selected to provide Telecom Italia with next generation network equipment capable of optimising the transmission of data over synchronous digital hierarchy (SDH).

Under the new frame agreement, Telecom Italia will be able to further optimise its optical network infrastructure allowing the operator to respond to the growing demand for broadband services from its customers.

By integrating network layers, Telecom Italia will be able to make innovative data services available to a wider audience, with the aim of providing a further boost to the broadband market in Italy.

"This agreement further strengthens our partnership with Telecom Italia," said Mike Parton, Marconi chief executive. "Our partnership goes well beyond the provision of technical support through our research and development laboratories. This agreement means that Marconi continues to address Telecom Italia's strategic needs by providing solutions capable of increasing the value of its existing network assets and to guarantee a wider and more innovative service to Telecom Italia's end users".

Marconi also announced that it has renewed its frame contract to provide broadband access equipment to Telecom Italia.

ENDS/...

About Marconi Corporation plc

Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on Nasdaq under the ticker MRCIY. Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 20-F report, Form 10Q Reports and Form 8-K reports filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: February 10, 2004